SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                           SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
                       (Amendment No. [ ] )

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
     PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                    FIRST KEYSTONE CORPORATION
      _____________________________________________________
      (Exact name of registrant as specified in its Charter)


      _____________________________________________________
        (Name of Person(s) Filing Proxy Statement if other
                         than Registrant)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applied:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rul 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                       FIRST KEYSTONE CORPORATION
_________________________________________________________________
                                            111 West Front Street
                                     Berwick, Pennsylvania  18603





                          March 29, 2004





Dear Fellow Shareholders of First Keystone Corporation:

     It is my pleasure to invite you to attend the 2004 Annual Meeting of Shareholders of First Keystone Corporation to be held on Tuesday, April 20, 2004, at 10:00 a.m., Eastern Daylight Time. The Annual Meeting this year will be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting.
The formal business schedule includes:

 *    The election of 3 Class B Directors; and
 *    The ratification of the selection of J. H. Williams & Co.,
      LLP, as the independent
      auditors for the corporation for the fiscal year ending
      December 31, 2004.

     At the meeting, members of the corporation's management will review the corporation's operations during the past year and will be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy form as soon as possible, in the postage-prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice of your intentions to the Secretary of the corporation so that any ballot you submit at the meeting will supersede your prior proxy.

     Thank you for your continued support. I look forward to seeing you at the Annual Meeting if you are able to attend.

                          Sincerely,



                          /s/ J. Gerald Bazewicz
                          J. Gerald Bazewicz
                          President

               [THIS PAGE INTENTIONALLY LEFT BLANK]

                    FIRST KEYSTONE CORPORATION

             ________________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 20, 2004
             ________________________________________


TO THE SHAREHOLDERS OF FIRST KEYSTONE CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of First Keystone Corporation will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, April 20, 2004, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603, for the following purposes:

 1. To elect 3 Class B Directors to serve for a three year term and until their successors are properly elected and qualified;

 2. To ratify the selection of J. H. Williams & Co., LLP as the independent auditors for the corporation for the fiscal year ending December 31, 2004; and

 3. To transact any other business as may properly come before the Annual Meeting and any adjournment or postponement of the meeting.

     In accordance with the by-laws of the corporation and action of the Board of Directors, the corporation is giving notice of the Annual Meeting only to those shareholders on the corporation's records as of the close of business on March 9, 2004, and only those shareholders may vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

     A copy of the corporation's Annual Report for the fiscal year ended December 31, 2003, is mailed with this Notice. Copies of the corporation's Annual Report for the 2002 fiscal year may be obtained, at no cost, by contacting J. Gerald Bazewicz, President, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.

     Whether or not you expect to attend the Annual Meeting in person, we ask you to complete, sign, date, and promptly return the enclosed proxy form in the accompanying postage prepaid envelope. By so doing, you will ensure your proper representation at the meeting. The prompt return of your signed proxy will also save the corporation the expense of additional proxy solicitation. The execution and delivery of the enclosed proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.


                     By Order of the Board of Directors,



                     /s/ J. Gerald Bazewicz
                     J. Gerald Bazewicz, President



Berwick, Pennsylvania
March 29, 2004

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
    OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 20, 2004

                        Table of Contents
                         ________________

                                                           Page
General Information                                          3
   Introduction, Date, Time and Place of
   Annual Meeting                                            3
   Solicitation and Voting of Proxies                        3
   Revocability of Proxy                                     4
   Voting Securities, Record Date and Quorum                 4
   Vote Required for Approval of Proposals                   4

Governance Of The Company                                    5
   Committees Of The Board of Directors                      5
   Committees Of The Bank                                    5
   Board Meetings and Attendance                             7
   Shareholder Communications                                7
   Nomination of Directors                                   7
   Submission of Shareholder Proposals                       7
   Employee Code of Ethics                                   7

Proposal No. 1: Election of Directors                        8
   Information as to Nominees and Directors                  8

Share Ownership                                              10

Report Of The Audit Committee                                12

Executive Compensation                                       14

Board Compensation Committee Report On
   Executive Compensation                                    19

Performance Graph                                            21

Principal Officers Of The Bank                               22

Legal Proceedings                                            23

Proposal No. 2: Ratification Of Independent Auditors         23

Section 16(A) Beneficial Ownership Reporting
   Compliance                                                24

Annual Report                                                24

Other Matters                                                24

Electronic Access To Proxy Materials and
   Financial Statements                                      25

Appendix A                                                   26

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
    OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 20, 2004


                             GENERAL


INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING
____________________________________________________

     First Keystone Corporation, a Pennsylvania business corporation and registered bank holding company, furnishes this Proxy Statement in connection with the solicitation, by its Board of Directors, of proxies to be voted at the Annual Meeting of Shareholders and at any adjournment or postponement of the Annual Meeting. The corporation will hold the meeting on Tuesday, April 20, 2004, at 10:00 a.m., Eastern Daylight Time, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The principal executive office of the corporation is located at The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603. The bank is the sole, wholly-owned subsidiary of the corporation. The telephone number for the corporation is (570) 752-3671. All inquiries should be directed to J. Gerald Bazewicz, President of the corporation and the bank.

SOLICITATION AND VOTING OF PROXIES
__________________________________

     This Proxy Statement and the enclosed proxy form are first being sent to shareholders of the corporation on or about March
29, 2004.

     By properly completing and returning the accompanying proxy, a shareholder is appointing the proxy holders to vote his or her shares as the shareholder specifies on the proxy. If a shareholder signs the proxy but does not make any selection, the proxy holders will vote the proxy:

 * FOR the election of the nominees for Class B Director named below, and
 *    FOR the ratification of the selection of J. H.
      Williams & Co. as the independent auditors for the corporation for the year ending December 31, 2004.

     The execution and return of the enclosed proxy will not affect your right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the corporation.

     The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material that the corporation may furnish shareholders in connection with the Annual Meeting. In addition to the use of the mail, directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier or other electronic means. The corporation will not pay any additional compensation for the solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners and will reimburse them for their reasonable forwarding expenses.


                          Proxy Statement              Page 3

Revocability of Proxy
_____________________

     A shareholder who returns a proxy may revoke the proxy at any time before it is voted only:

 *    By giving written notice of revocation to John L.
      Coates, Secretary of First Keystone Corporation, at 111 West Front Street, Berwick, Pennsylvania,
      18603;
 * By executing a later-dated proxy and giving written notice of this fact to the Secretary of the corporation; or
 * By attending the Annual Meeting and voting in person, after giving written notice to the Secretary of the corporation, in person or at the above address.

Voting Securities, Record Date and Quorum
_________________________________________

     At the close of business on March 9, 2004, the corporation had 2,924,714 shares of common stock outstanding, par value $2.00 per share. Our common stock is the corporation's only issued and outstanding class of stock. The corporation also had 152,493 shares held in treasury, as issued but not outstanding shares on that date. The corporation's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock and up to 500,000 shares of preferred stock. As of March 9, 2004, no shares of preferred stock were issued or outstanding.

     Only shareholders of record as of the close of business on March 9, 2004, may vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors.
On all matters to come before the Annual Meeting, each shareholder is entitled to one vote for each share of common stock held on the record date.

     Pennsylvania law and the bylaws of the corporation require the presence of a quorum for each matter that shareholders will vote on at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the Annual Meeting. The corporation will count votes withheld and abstentions in determining the presence of a quorum for a particular matter.
The corporation will not count broker non-votes in determining the presence of a quorum for a particular matter. A broker non vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

Vote Required for Approval of Proposals
_______________________________________

     Assuming the presence of a quorum, the 3 nominees for director receiving the highest number of votes cast by shareholders will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders, in person or by proxy, on the matter. Abstentions and broker non-votes are not votes cast and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the majority is calculated.


Page 4                  First Keystone Corporation

                    GOVERNANCE OF THE COMPANY

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, and are sound and represent best practices.

     The corporation's Board of Directors oversees all business, property and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing them with reports and other materials. The directors of the corporation also serve as the directors of the corporation's wholly-owned bank subsidiary, The First National Bank of Berwick, upon election by the corporation.


               COMMITTEES OF THE BOARD OF DIRECTORS

     The corporation's board of directors has, at present, an audit committee.

     AUDIT COMMITTEE. Members of the Audit Committee, during 2003, were John L. Coates, Chairman, Dudley P. Cooley, and Jerome
F. Fabian. The Audit Committee met 4 times during 2003. The principal duties of the Audit Committee, as set forth in its charter, which is attached to this Proxy Statement as Appendix A and available on our website at www.firstnationalberwick.com, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending annually, to the Board of Directors the engagement of an independent certified public accountant.

     The Board of Directors has determined that Dudley P. Cooley is an "audit committee financial expert" and "independent" as defined under applicable SEC rules. The Board deems Mr. Cooley a "financial expert" as he possess the following attributes:

 *    An understanding of financial statements;
 * Proficiency in assessing the general utilization of such principles in connection with accounting for estimates, accruals and reserves;
 * Lengthy experience preparing, auditing, analyzing and evaluating financial statements;
 * Understanding of internal controls and procedures for financial reporting; and
 *    Understanding of audit committee functions.


                      COMMITTEES OF THE BANK

     During 2003, the bank's board of directors maintained standing committees: trust, asset-liability management, marketing, loan administration, human resources, building and executive. The composition of these committees is described below:


                          Proxy Statement              Page 5


                                                     Asset/
                                                  Liability
Name                                  Trust        Management   Marketing
____                                  _____        __________     ________
John E. Arndt                         X                           X*
J. Gerald Bazewicz                    X            X              X
Budd L. Beyer                         X
Don E. Bower                                                      X
Robert E. Bull                                     X              X
John L. Coates                                     X
Dudley P. Cooley                                   X
Frederick E. Crispin, Jr.             X            X*
Jerome F. Fabian                                   X              X
Robert J. Wise                        X*                          X

Number of Meetings
Held in 2003                          12           4              4



                                       Loan                        Human
Name                               Administration                Resources
____                              _____________                  ________
John E. Arndt                                                     X
J. Gerald Bazewicz                    X                           X
Budd L. Beyer                         X                           X*
Don E. Bower                          X                           X
Robert E. Bull                                                    X
John L. Coates                        X
Dudley P. Cooley                      X*
Frederick E. Crispin, Jr.
Jerome F. Fabian                      X
Robert J. Wise                                                    X

Number of Meetings
Held in 2003                          4                           2



Name                                Executive                    Building
____                                _________                    ________
John E. Arndt                                                     X
J. Gerald Bazewicz                    X                           X
Budd L. Beyer                         X
Don E. Bower                                                      X
Robert E. Bull                        X*                          X
John L. Coates                        X                           X
Dudley P. Cooley
Frederick E. Crispin, Jr.             X
Jerome F. Fabian
Robert J. Wise                        X                           X*

Number of Meetings
Held in 2003                          1                           1

*Denotes Chairman of Respective Committee


     Trust Committee - This committee ensures that all trust activities of the bank are performed in a manner that is consistent with the legal instrument governing the account, prudent trust administration practices, and approved trust policy.

     Asset/Liability Committee - This committee reviews asset/liability committee reports and provides support and discretion in managing the bank's net interest income, liquidity, and interest rate sensitivity positions.

     Marketing Committee - This committee provides guidance to management in formulating marketing/sales plans and programs to assist in evaluating the performance of the bank relative to these plans.

     Loan Administration Committee - This committee monitors loan review and compliance activities. Also, the committee ensures that loans are made and administered in accordance with the loan policy.

     Human Resources Committee - This committee helps ensure that a sound human resources management system is developed and maintained. This committee also acts as the Compensation
Committee for non-executive officers and employees. The Board of Directors determines compensation for executive officers.

     Executive Committee - This committee exercises the authority of the Board of Directors in the management of the business of the bank between the dates of regular Board of Directors meetings.

     Building Committee - This committee makes recommendations to the Board relating to the bank's physical assets, including both current and proposed physical assets.


Page 6                 First Keystone Corporation

BOARD MEETINGS AND ATTENDANCE
_____________________________

     The members of the Board of Directors of the corporation also serve as members of the Board of Directors of The First National Bank of Berwick. During 2003, the bank's Board of Directors held 25 meetings, and the corporation's Board of Directors held 8 meetings. There were a total of 32 meetings of the various committees of the Board of Directors in 2003. Each of the Directors attended at least 75% of the combined total number of meetings of the corporation's and the bank's Boards of Directors and the committees of which he is a member, except Robert J. Wise.

SHAREHOLDER COMMUNICATIONS
__________________________

     The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary.

NOMINATION OF DIRECTORS
_______________________

     The corporation's Board of Directors nominates individuals for the position of director. Neither the corporation nor the bank has a nominating committee. In addition, a shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with
Section 10.1 of the corporation's bylaws. Any shareholder who intends to recommend nomination of any candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 45 days prior to the date of any meeting of shareholders called for the election of directors and must provide the specific information listed in Section 10.1 of the bylaws. You may obtain a copy of the corporation's bylaws by writing to John L. Coates, Secretary, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603.

SUBMISSION OF SHAREHOLDER PROPOSALS
___________________________________

     If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 111 West Front Street, Berwick,
Pennsylvania 18603, no later than November 23, 2004. For proposals received after February 9, 2005, the proxy holders may vote on the proposal at their discretion.

     A shareholder may also nominate directors before the 2005 Annual Meeting by submitting the nomination to us on or after January 1, 2005, and on or before March 4, 2005, in accordance with our by-laws. The nomination must be delivered to our executive offices at 111 West Front Street, Berwick, Pennsylvania 18603, to the attention of our corporate Secretary. We are not required to include any nomination received after March 4, 2005, in our proxy materials for the 2005 Annual Meeting.

EMPLOYEE CODE OF ETHICS
_______________________

     Since 1983, we have had a code of conduct. In 2003, as required by law and regulation, we amended our code of conduct.
Our employee code of ethics is applicable to our directors, officers and employees.

     The code of conduct encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the code of ethics. The Board periodically receives reports on our compliance program. The Code of Ethics is posted on our website at


                          Proxy Statement              Page 7
www.firstnationalberwick.com. We will also file a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2003, Annual Report on Form 10-K.


          PROPOSAL NO. 1: ELECTION OF CLASS B DIRECTORS

     The corporation's bylaws provide that its Board of Directors will manage the corporation's business. Sections 10.2 and 10.3 of the Bylaws provide that the number of directors on the Board will not be less than 7 nor more than 25 and that the Board of Directors will be classified into 3 classes, each class to be elected for a term of 3 years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their classifications. No person over 70 years old may serve as director with the exception of Messrs. Beyer, Bull, Crispin, and Wise. Section 11.1 of the bylaws require that a majority of the remaining members of the Board of Directors, even if less than a quorum, will select and appoint directors to fill vacancies on the Board, and each person so appointed will serve as director until the expiration of the term of office of the class of directors to which he or she was appointed.

     Section 10.3 of the bylaws provide for a classified Board of Directors with staggered three-year terms of office.
Accordingly, at the 2004 Annual Meeting of Shareholders, 3 Class B Directors will be elected to serve for a three-year term and until their successors are properly elected and qualified. The Board of Directors of the corporation has nominated the current Class B Directors to serve as Class B Directors for the next three-year term of office. The nominees for reelection this year are as follows:

         * John E. Arndt, director since 1995;
         * J. Gerald Bazewicz, director since 1986; and
         * Robert E. Bull, director since 1983

     Each nominee has consented to serve a three-year term of office and until his successor is elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies for the election of these 3 nominees. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee named by the Board of Directors of the corporation. A majority of the directors of the corporation, in office, may appoint a new director to fill any vacancy occurring on the Board for any reason, and the new director will serve until the expiration of the term of the class of directors to which he or she was appointed.

     The corporation's Articles of Incorporation provide that cumulative voting rights will not exist with respect to the election of directors. Accordingly, each share of common stock entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each director to be elected.

     The Board of Directors recommends that shareholders vote FOR the election of the above named nominees.

INFORMATION AS TO DIRECTORS AND NOMINEES
________________________________________

     The following selected biographical information about the directors and nominees for director is accurate as of March 9, 2004, and includes each person's business experience for at least the past 5 years.


Page 8                 First Keystone Corporation

       CURRENT CLASS B DIRECTORS WHOSE TERM EXPIRES IN 2004
 AND NOMINEES FOR CLASS B DIRECTOR WHOSE TERM WILL EXPIRE IN 2007

John E. Arndt                Mr. Arndt (age 42) is an insurance
                             broker and the owner of Arndt
                             Insurance Agency in Berwick,
                             Pennsylvania.  He has served as a
                             director of the corporation and the
                             bank since 1995.

J. Gerald Bazewicz           Mr. Bazewicz (age 55) serves as the
                             President and Chief Executive
                             Officer of the corporation and the
                             bank, a position he has held since
                             1987.  He has served as a director
                             of the corporation and the bank
                             since 1986.

Robert E. Bull               Mr. Bull (age 81), now retired,
                             practiced as an attorney at the law
                             firm Bull, Bull & Knecht, LLP, of
                             which he remains a partner.  He has
                             been the Chairman of the Board of
                             the corporation since 1983 and of
                             the bank since 1981.  He has served
                             as a director of the corporation
                             since 1983 and of the bank since
                             1956.


           CLASS C DIRECTORS WHOSE TERM EXPIRES IN 2005

Don E. Bower                 Mr. Bower (age 55) is the President
                             and owner of Don E. Bower, Inc., an
                             excavation contracting corporation
                             located in Berwick, Pennsylvania.
                             He has been a director of the
                             corporation and the bank since
                             2001.

John L. Coates               Mr. Coates (age 67) is the
                             President and owner of Tri-County
                             Hardware, Inc.  He has served as
                             the Secretary of the corporation
                             and the bank since 1995, and as a
                             director of the corporation and the
                             bank since 1987.

Dudley P. Cooley             Mr. Cooley (age 65), is a financial
                             consultant and the former
                             controller for Wise Foods, a
                             division of Borden, Inc.  He has
                             been a director of the corporation
                             and the bank since 1987.


           CLASS A DIRECTORS WHOSE TERM EXPIRES IN 2006

Budd L. Beyer                Mr. Beyer (age 76), now retired,
                             was an owner and a principal
                             shareholder of Sunshine Textile
                             Services, Inc., located in
                             Bloomsburg, Pennsylvania.  Mr.
                             Beyer has served as a director of
                             the corporation since 1983 and of
                             the bank since 1976.

Frederick E. Crispin, Jr.    Mr. Crispin (age 72) is a retired
                             business and financial consultant.
                             He has served as a director of the
                             corporation since 1983 and of the
                             bank since 1964.

Jerome F. Fabian             Mr. Fabian (age 61) is the
                             President and owner of Tile
                             Distributors of America, Inc.,
                             located in Wilkes-Barre,
                             Pennsylvania.  He has served as a
                             director of the corporation and the
                             bank since 1998.

Robert J. Wise               Mr. Wise (age 74), now retired, has
                             served as a director of the
                             corporation since 1983 and of the
                             bank since 1967.  Mr. Wise is also
                             the Vice Chairman of the Board of
                             the corporation and the bank, a
                             position he has held since 1996.


                          Proxy Statement              Page 9

                         SHARE OWNERSHIP

PRINCIPAL OWNERS
________________

     The following table sets forth, as of March 9, 2004, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person and the percentage of the corporation's outstanding common stock so owned.



________________________________________________________________________
                                       Amount and             Percent of
                                      Nature of              Outstanding
                                       Beneficial            Common Stock
    Name and Address                Ownership <F1>       Beneficially Owned
________________________________________________________________________
Berbank                          339,664 <F2>                11.61%
First National Bank of
Berwick Trust Department
111 West Front Street
Berwick, PA 18603

Robert E. Bull                   162,716 <F3>                5.56%
323 West Fourth Street
Nescopeck, PA  18635

Robert J. Wise                   155,861 <F4>                5.33%
115 West Third Street
Berwick, PA  18603

Frederick E. Crispin, Jr.        154,845 <F5>                5.29%
3 Cedarbrook Terrace
Princeton, NJ  08540
______________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 9, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Nominee registration for the common stock held by the Trust Department of the bank on behalf of various trusts, estates and other accounts for which the bank acts as fiduciary with sole voting and dispositive power over 283,526 shares and as fiduciary with shared voting and dispositive power over 56,138 shares. Total does not include 57,887 shares held by the Trust Department of the bank for which the bank does not have sole or shared voting or dispositive power. The Trust Department intends to cast all shares under its voting power for the election of the nominees for director named below and for the ratification of J. H. Williams & Co., LLP, independent auditors of the corporation.

<F3>
Includes 107,308 shares held individually by Mr. Bull, 2,284 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, and 53,124 shares held by the Sara E. Bull Decedent Estate Trust of which Mr. Bull is the trustee.


Page 10                    First Keystone Corporation


<F4>
Includes 135,112 shares held individually by Mr. Wise and 20,749 shares held jointly with his spouse.

<F5>
Includes 16,770 shares held individually by Mr. Crispin, 8,385 shares held individually by his spouse and 129,690 shares held by the Frederick E. Crispin Sr. Trust in which Mr. Crispin is the trustee and has sole voting authority.



BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES
________________________________________________________

     The following table sets forth, as of March 9, 2004, the amount and percentage of the outstanding common stock beneficially owned by each director, nominee for director, and other named executive officer of the corporation. The table also indicates the total number of shares owned by all directors, nominees for director, and executive officers of the corporation and the bank as a group. A person owns his shares directly as an individual unless otherwise indicated.


                                             Number of
        Name                               Shares Owned           Percentage
                                             <F1> <F2>             <F3>
        ____                               _____________           _______
Nominee for Class B Directors
(to serve until 2007)
And Class B Director
____________________
John E. Arndt                              4,907 <F4>            --
J. Gerald Bazewicz                        26,219 <F5>            --
Robert E. Bull                           162,716 <F6>            5.56%

Class C Director
(to serve until 2005)
_____________________
Don E. Bower                              14,232                      --
John L. Coates                             9,118 <F7>            --
Dudley P. Cooley                           4,507                  --

Class A Director
(to serve until 2006)
_____________________
Budd L. Beyer                             40,878                 1.40%
Frederick E. Crispin, Jr.                154,845 <F8>            5.29%
Jerome F. Fabian                          18,194 <F9>            --
Robert J. Wise                           155,861 <F10>           5.33%

Other Named Executive Officer
_____________________________
David R. Saracino                         10,151 <F11>           --
Leslie W. Bodle                            8,150 <F12>                --
Timothy K. Kishbach                        6,020 <F13>                --

All Directors and Executive              615,798                 21.05%
Officers as a Group
(13 Persons in Total)
______________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 9, 2004. Beneficial ownership may be disclaimed as to certain of the securities.


                              Proxy Statement              Page 11


<F2>
Information furnished by the directors and the corporation.

<F3>
Less than 1% unless otherwise indicated.

<F4>
Includes 4,206 shares held individually by Mr. Arndt, and 701 shares held individually by his spouse.

<F5>
Includes 10,429 shares held individually by Mr. Bazewicz, 3,794 shares held in his bank 401K plan, 3,013 shares held jointly with his spouse, 692 shares held individually by his spouse, 91 shares held by his child, and 8,200 shares which may be purchased upon the exercise of stock options.

<F6>
Includes 107,308 shares held individually by Mr. Bull, 2,284 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, and 53,124 shares held by the Sara E. Bull Decedent Estate Trust of which Mr. Bull is the trustee.

<F7>
Includes 6,243 shares held individually by Mr. Coates and 2,875 shares held jointly with his spouse.

<F8>
Includes 16,770 shares held individually by Mr. Crispin, 8,385 shares held individually by his spouse and 129,690 shares held by the Frederick E. Crispin Sr. Trust of which Mr. Crispin is the trustee and has sole voting authority.

<F9>
Includes 2,067 shares held individually by Mr. Fabian, 7,371 shares by the Jerome F. Fabian Trust Under Agreement for which Mr. Fabian exercises dispositive power, and 8,756 shares held jointly with his spouse.

<F10>
Includes 135,112 shares held individually by Mr. Wise and 20,749 shares held jointly with his spouse.

<F11>
Includes 3,955 shares held individually by Mr. Saracino, 2,096 shares held in his bank 401K plan, and 4,100 shares which may be purchased upon the exercise of stock options.

<F12>
Includes 3,100 shares held individually by Mr. Bodle, 211 shares held jointly with his spouse, 50 shares held jointly with his child, 1,689 shares held in his bank 401K plan, and 3,100 shares which may be purchased upon the exercise of stock options.

<F13>
Includes 1,818 shares held individually by Mr. Kishbach, 627 shares held in his bank 401K plan, and 3,575 shares which may be purchased upon the exercise of stock options.



                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the corporation's financial reporting process on behalf of the Board of Directors. In that connection, the committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.


Page 12                First Keystone Corporation

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the corporation including the matters in written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The committee discussed the overall scope and plans for their audits with the corporation's internal and independent auditors. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting. THE CORPORATION BELIEVES THAT IT HAS ESTABLISHED APPROPRIATE POLICIES AND PROCEDURES TO COMPLY WITH REQUIREMENTS OF THE SARBANES-OXLEY ACT OF 2002. The committee held 4 meetings during fiscal year 2003 in addition to reviewing the quarterly results with the financial auditors prior to press release.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also approved the selection of the corporation's independent auditors for 2004.

     With respect to the corporation's outside auditors, the committee, among other things, discussed with J.H. Williams & Co., LLP matters relating to its independence, including the written disclosures made to the Committee by the outside auditors and the letter from the outside auditors as required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees).

     Aggregate fees billed to the corporation and the bank by J.
H. Williams & Co., LLP for services rendered during the year ended December 31, 2003 were as follows:



                                       Year Ended December 31,
                                     2003                  2002
                                     ____                  ____

Audit fees <F1>                          $71,300             $ 83,164
Audit related fees <F2>                        0               13,426
Tax fees <F3>                              5,700                5,500
All other fees <F4>                            0                    0
                                         _______             ________
    Total                                $77,000             $102,090
                                         =======             ========
__________________

<F1>
Audit Fees include fees billed for profession services rendered for the audit of annual financial statement and fees billed for the review of financial statements included in First Keystone Corporation's Forms 10-Q or services that are normally provided by J. H. Williams & Co., LLP in connection with statutory and regulatory filings or engagements.

<F2>
Audit Related Fees include fees billed for assurance and related services by J. H. Williams & Co., LLP that are reasonable related to the performance of the audit or review of the registrant's financial statements and are not reported under the Audit Fees section of the table above. These services include agreed upon procedure engagements related to the Information Systems Department and Investment Center for Non-Deposit Investment Products for the year ended December 31, 2002.


                          Proxy Statement              Page 13



<F3>
Tax Fees include fees billed for professional services rendered by J. H. Williams & Co., LLP for tax compliance, tax advice, tax planning. These services include preparation of Federal and State Annual Tax Returns for the Corporation.

<F4>
All Other Fees include fees billed for products and services provided by J. H. Williams & Co., LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees.


     The committee is comprised of 3 directors, all of whom are considered "independent" as defined by the National Association of Securities Dealers (NASD) listing standards. The Board of Directors has determined that no member of the committee has a relationship with the corporation that should interfere with his independence from the corporation or its management.

     The foregoing report has been furnished by the current members of the committee.

                  MEMBERS OF THE AUDIT COMMITTEE
                  ______________________________

                John L. Coates, Chairman
                Dudley P. Cooley
                Jerome F. Fabian

COMPENSATION OF DIRECTORS
_________________________

     During 2003, each member of the corporation's Board of Directors received $500 for his attendance at the Annual Meeting. Other corporate Board meetings met concurrently with the bank's Board, and directors received no additional compensation. The bank's directors received $500 for each directors' meeting attended. Nonemployee directors received a $5,000 retainer and $250 for each committee meeting attended. All directors received a bonus of $1,000. In addition, Chairman Bull received an annual stipend of $1,000, and Vice Chairman Wise and Secretary Coates each received an annual stipend of $750. In the aggregate, the Board of Directors received $216,500 for all Board of Directors' meetings and committee meetings attended in 2003, including all fees, bonuses, and stipends paid to all directors in 2003.

EXECUTIVE COMPENSATION
______________________

     The table below shows information concerning the annual and long-term compensation for services rendered in all capacities to the corporation and the bank for the fiscal years ended
December 31, 2003, 2002, and 2001 of those persons who were:

 *    the Chief Executive Officer during 2003, and
 * the other 4 most highly compensated executive officers of the corporation and the bank at December 31, 2003, whose total annual salary and bonus exceeded $100,000 during 2003.


Page 14                First Keystone Corporation


                        SUMMARY COMPENSATION TABLE

                                                Annual Compensation
                                                ___________________

     (a)                                  (b)           (c)          (d)        (e)
                                                                     Other
                                                                    Annual
    Name and                                                        Compen-
    Principal                            Salary        Bonus        sation
    Position                Year       ($) <F1>        ($) <F2>      ($)
     ______                  ____        ______         ______       _____          _____
J. Gerald Bazewicz        2003       171,300        36,215         0
President and CEO         2002       164,000        35,763         0
of the corporation        2001       156,700        32,484         0
and the bank

David R. Saracino         2003       102,500        25,600         0
Treasurer and             2002        98,500        25,293         0
Assistant Secretary       2001        94,500        20,086         0
of the corporation
and Vice President,
Cashier and Assistant
Secretary of the bank

Leslie W. Bodle           2003       96,000         15,038         0
Vice President            2002       92,500         14,875         0
and Trust Officer         2001       89,000         14,672         0
of the bank


                                 Long-Term Compensation
                                 ______________________
                                    Awards                          Payouts

                               (f)           (g)        (h)         (i)

                             Restricted                           All Other
    Name and                   Stock      Options/    LTIP         Compen-
    Principal                 Award(s)     SARs        <F5>         sation
    Position                    ($)         <F3>      Payouts       ($)
                                           (#) <F4>    ($)         <F6>
     _______                  ____         ______     _____        _____       ___
J. Gerald Bazewicz           0         2,000         0         65,704
President and CEO            0         2,000         0         61,677
of the corporation           0         0             0         49,769
and the bank

David R. Saracino            0         1,000         0         37,137
Treasurer and                0         1,000         0         56,707
Assistant Secretary          0         0             0         47,587
of the corporation
and Vice President,
Cashier and Assistant
Secretary of the bank

Leslie W. Bodle              0         1,000         0         36,059
Vice President               0         1,000         0         34,159
and Trust Officer            0         0             0         27,636
of the bank
____________________

<F1>
 Amounts shown for Mr. Bazewicz consist of base salary and fees paid for attendance at Board of Directors meetings of $13,000 in 2003, $12,500 in 2002, and $11,700 in 2001.

<F2>
Bonus information is reported by the year in which earned.

<F3>
Stock Appreciation Rights.

<F4>
All amounts listed indicate options granted pursuant to First Keystone Corporation's 1998 Stock Incentive Plan.

<F5>
Long-Term Incentive Plan Awards.

<F6>
Amounts shown for Mr. Bazewicz include contributions to the bank's 401(k) Plan of $27,092 for 2003, $25,742 for 2002, and $16,423 for 2001, accrual for the bank's Supplemental Employee Retirement Plan (SERP) of $38,612 in 2003, $35,935 in 2002, and $33,346 in 2001. Amounts shown for Mr.
Saracino include contributions to the bank's 401(k) Plan of $17,934 in 2003, $17,032 for 2002, and $10,771 for 2001, accrual for the bank's
Supplemental Employee Retirement Plan (SERP) of $19,203 in 2003, $39,675 in 2002, and $36,816 in 2001. Amounts shown for Mr. Bodle include contributions to the bank's 401(k) Plan of $15,545 for 2003, $15,068 for 2002 and $9,920 for 2001, accrual for the bank's Supplemental Employee Retirement Plan (SERP) of $20,514 in 2003, $19,091 in 2002 and $17,716 in
2001.


                          Proxy Statement              Page 15

STOCK OPTION GRANTS IN FISCAL YEAR 2003
_______________________________________

     The corporation granted stock options to executive officers and other employees during fiscal year ended December 31, 2003. All options were granted under the First Keystone Corporation 1998 Stock Incentive Plan. The table shows information about these grants to the named officers:

                                                        Individual Grants
                                                         ________________
      (a)                               (b)                   (c)
                                      Number of             % of Total
                                        shares                Options
                                      underlying           Granted to
                                       Options               Employees
                                      Granted in             in Fiscal
     Name                          Fiscal Year <F1>            Year
     ____                          _______________             ___
J. Gerald Bazewicz                         2,000                18.18%

David R. Saracino                          1,000                 9.09%

Leslie W. Bodle                            1,000                 9.09%

Timothy K. Kishbach                        1,000                 9.09%


                                  Individual Grants
                                   ________________
      (a)                               (d)                   (e)
                                       Exercise
                                       or Base
                                       Price               Expiration
     Name                               ($/Sh)                Date
     ____                              _____                  ____
J. Gerald Bazewicz                        33.25              9/23/13

David R. Saracino                         33.25              9/23/13

Leslie W. Bodle                           33.25              9/23/13

Timothy K. Kishbach                       33.25              9/23/13



      (a)                                 (f)                (g)

                                             Potential Realizable
                                              Value at Assumed
                                               Annual Rates of
                                              Stock Appreciation
                                               for Option Term
     Name                                 5% ($)             10% ($)
     ____                                 ______            ______
J. Gerald Bazewicz                          41,820            105,980

David R. Saracino                           20,910             52,990

Leslie W. Bodle                             20,910             52,990

Timothy K. Kishbach                         20,910             52,990
___________________

<F1>
The options were granted under the First Keystone Corporation's 1998 Stock Incentive Plan on September 23, 2003, and are exercisable on and after March 23, 2004.


AGGREGATED OPTION EXERCISES IN 2003 AND 2003 YEAR END OPTION
VALUES
____________________________________________________________

     The following table sets forth information about the number of unexercised options and the value of unexercised options at December 31, 2003, held by the executive officers of the corporation named in the Summary Compensation Table. In 2003, these executive officers did exercise stock options.


Page 16                   First Keystone Corporation


                                    Shares
                                   Acquired
                                      on               Value
     Name                          Exercise          Realized
     ____                          _______            _______
J. Gerald Bazewicz              2,100              34,251

David R. Saracino               1,050              14,500

Leslie W. Bodle                 2,050              25,738

Timothy K. Kishbach             0                  0



                                  Number of
                                   Securities           Value of
                                   Underlying         Unexercised
                                 Unexercised          In-the-Money
                                   Options at           Options at
                                  December 31,        December 31,
                                  2003 <F1>            2003 <F2>
                                  Exercisable/        Exercisable/
     Name                       Unexercisable        Unexercisable
     ____                       _____________        _____________
J. Gerald Bazewicz           6,200/2,000         $56,210/$5,500

David R. Saracino            3,100/1,000         $28,105/$2,750

Leslie W. Bodle              2,100/1,000         $15,855/$2,750

Timothy K. Kishbach          2,575/1,000         $30,578/$2,750
__________________

<F1>
All options granted through December 31, 2003, are reported.

<F2>
Represents the difference between $36.00 (the last sale price of the common stock on December 31, 2003), and the exercise price per share of options multiplied by the number of exercisable and unexercisable options held, respectively.


EQUITY COMPENSATION PLAN INFORMATION
____________________________________

     The following table provides information about our shares of common stock that may be issued under our existing equity compensation plans as of December 31, 2003.

                                                           Number of
                                                         Securities to
                                                           Be Issued
                                                         Upon Exercise
                                                        of Outstanding
                                                            Options
                                                            (A) (#)
                                                            _______
Equity Compensation Plans
Approved by Stockholders                              47,450 <F1>


                                                              Number of
                                                             Securities
                                                              Remaining
                                                              Available
                                                             For Future
                                                              Issuance
                                         Weighted-          Under Equity
                                          Average          Compensation
                                           Exercise       Plans Excluding
                                           Price Of           Securities
                                        Outstanding          Reflected In
                                          Options             Column (A)
                                          (B) ($)             (C) (#)
                                           ______           ___________
Equity Compensation Plans
Approved by Stockholders               $27.14              57,550
____________________

<F1>
Includes shares issued under the corporation's 1998 Stock Incentive
Plan.



     The shares authorized and awarded under this plan have been adjusted to reflect a 5% stock dividend paid by the corporation on August 6, 2002. The corporation has no plans, contracts or arrangements under which the corporation's common stock may be issued to employees or non-employees that have not been approved by shareholders.

401(K) PLAN
___________

     The bank maintains a 401(k) Plan which has a combined tax qualified savings feature and profit sharing feature. The plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The plan agreement provides that the bank will match


                          Proxy Statement              Page 17
employee deferrals to the plan up to 3% of their respective eligible compensations. Additionally, the bank may make a discretionary contribution annually to the plan. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. Benefits are payable under the plan upon termination of employment, disability, death, or retirement. Contributions reflected as expense under this plan in 2003 and 2002 were:

                                                   2003           2002
                                                   ____           ____
Matching contribution to savings plan         $ 92,937      $ 91,532
Contribution to profit sharing plan            357,301       350,894
                                              ________      ________
     Total Expense                            $450,238      $442,426
                                              ========      ========



     Of the $450,238 total expenses during 2003, $72,706 was credited among the individual accounts of the 4 most highly compensated executive officers of the bank. Of the $72,706, Mr. Bazewicz was credited with $27,092, Mr. Saracino with $17,934, Mr. Bodle with $15,545, and Mr. Kishbach with $12,135. Messrs. Bazewicz and Saracino have been members of the plan for 18 years, Mr. Bodle for 17 years, and Mr. Kishbach for 14 years.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
_____________________________________

     The corporation maintains a Supplemental Employee Retirement Plan ("SERP") covering 3 of the bank's executive officers, Mr. Bazewicz, Mr. Saracino, and Mr. Bodle. The SERP, which is a salary continuation agreement, provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of 60 years, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th birthday and the termination of employment in the amounts indicated below.

 The salary continuation agreement allows the executive officers to achieve a retirement income percentage that is more consistent with their experience and years of service to the bank. The plan objective is to provide the executive officers with a final wage replacement ratio of approximately 75% of projected final salary including projected benefits from the bank 401(k), social security, and salary continuation provided through the agreement. The established retirement benefit under the salary continuation plan for Messrs. Bazewicz, Saracino, and Bodle will be $3,750 per month, $2,333 per month and $1,750 per month, respectively, and is not subject to change. If the executive officer attains their stated retirement age, but dies before receiving all of the guaranteed monthly payments, then the bank will make the remaining payments to the officer's beneficiary. In the event the officer dies while serving as an officer, prior to their stated retirement age, the bank will remit the guaranteed monthly payment to the officer's beneficiary commencing the month following the executive's death. In the event of a change of control and the termination of the officer's employment, the guaranteed monthly payments will commence the month following the executive's termination of service. No benefit will be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age.

OTHER EXECUTIVE BENEFITS
________________________

     The corporation maintains the First Keystone Corporation 1998 Stock Incentive Plan to advance the development, growth and financial condition of the corporation. Please refer to the description of the 1998 Stock Incentive Plan in the Board Compensation Committee Report above. The corporation also maintains a bonus program for employees and for senior management, which is also described above in the Board Compensation Committee Report.


Page 18                First Keystone Corporation

     In 2003, the bank expensed $82,094 for the accrual of the salary continuation plan for the three executive officers and one retired executive officer.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS
__________________________________________________

     Other than described below, there have been no material transactions between the corporation or the bank, nor any material transactions proposed, with any director or executive officer of the corporation or the bank, or any associate of these persons. The law firm Bull, Bull & Knecht, LLP, of which Director Bull and his son, Robert A. Bull, are partners, provided routine legal services to the bank according to the firm's normal fee schedule and billing rates, and the bank intends to continue to engage the firm's services in the future. The bank paid total fees of $37,467.65 to the law firm during 2003. In addition, the corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.

     Total loans outstanding from the corporation and the bank at December 31, 2003, to the corporation's and the bank's executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $4,089,229 or approximately 7.8% of the total equity capital. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans are current and being paid as agreed. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 2003 to officers and directors of the corporation and the bank, and their affiliates as a group was $4,801,462. The aggregate amount of outstanding indebtedness as of the latest practicable date, March 1, 2004, to the above described group was $3,993,806.


               BOARD COMPENSATION COMMITTEE REPORT
                    ON EXECUTIVE COMPENSATION

     The basic mission of the corporation's executive compensation policy is to provide executives of First Keystone Corporation's subsidiary, The First National Bank of Berwick, with a competitive compensation package that attracts and retains qualified executives while placing a portion of total pay at risk. The Board of Directors serves as the Compensation Committee for the bank and develops the bank's and the corporation's executive compensation policy, with guidance from the Human Resources Committee. The four components of the total compensation package are:

                   *  Base salary
                   *  Regular employee bonus
                   *  Senior management bonus
                   *  Long-term incentives

BASE SALARY
___________

     The Board of Directors determines compensation for executive officers of The First National Bank of Berwick with guidance from the Human Resources Committee. For the base salary paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history. For the base salary paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, considers his performance level, the results of management decisions made by him, and the earnings of the organization. No particular


                          Proxy Statement              Page 19
weight is assigned to any of the foregoing individual performance factors. The executive compensation established by the Board of Directors is based on its overall subjective assessment of the value of the services provided by each executive officer with consideration to the performance factors discussed in this paragraph and peer group compensation information.

     The peer group of banks chosen by the Board of Directors for purposes of making a comparative analysis of executive compensation does not include all of the same banks incorporated in the peer group established to compare shareholder returns as indicated in the performance graph included in this proxy statement. The Board of Directors uses data from compensation surveys of the banking industry to assist in determining executive pay. This group of Pennsylvania banking organizations bears no direct relationship to those banking organizations represented in the performance graph.

     The Board of Directors established Mr. Bazewicz's base salary, not including director fees, at $158,300 in 2003 and increased his salary to $165,500 effective January 1, 2004. This placed Mr. Bazewicz's base compensation between the median and slightly above the median for chief executive officers of comparable bank holding companies, as reflected in the peer group compensation data reviewed by the Board of Directors. This salary has been deemed by the Board of Directors to be commensurate with the performance by First Keystone Corporation over the past year including 2003, as measured by return on assets (ROA) and return on equity (ROE).

CASH BONUSES
____________

     The cash bonuses serve as short-term incentives that align executive pay with the annual performance of the corporation.
The regular employee bonus program is for all employees, including executives. It is based solely on the corporation's return on equity for the year and was 5% in 2003. The bonus has averaged approximately 5.0% of each employee's salary for the past five years. The senior management bonus provides further short-term incentive for senior executives of the corporation. This bonus is earned through the achievement of overall annual earnings objectives. Both bonus programs help to align management's interests with those of the shareholders because, generally, the higher the net income for the year, the larger the bonuses paid to management.

LONG-TERM INCENTIVES: STOCK OPTIONS
___________________________________

     The Board of Directors believes that stock option awards under the corporation's 1998 Stock Incentive Plan provide a vehicle for long-term incentive compensation through financial rewards dependent on future increases in the market value of the corporation's stock. Thus, executive officers are encouraged to manage the corporation with a view toward maximizing long-term shareholder value. Under the Stock Incentive Plan, the corporation makes grants of options to purchase shares of the corporation's common stock to employees, including executives, and the corporation has absolute power to determine what, to whom, when and under what facts and circumstances awards are made. The Board of Directors bases decisions relating to the awards on its overall subjective assessment of the value of the services provided by each executive officer with consideration to performance of the corporation and peer group compensation information. The options generally vest 6 months after issuance and expire ten years from the date of the grant. No options were granted in 2001. On September 23, 2003, the corporation granted 11,000 incentive stock options under the plan, which options are exercisable on March 23, 2004. The average per share exercise price is $33.25, which was market value of the shares on the grant date. The total number of shares that may be issued under the plan is 105,000.


Page 20                First Keystone Corporation

                        BOARD OF DIRECTORS


                  Robert E. Bull, Chairman
                  Robert J. Wise, Vice Chairman
                  J. Gerald Bazewicz, President
                  John L. Coates, Secretary
                  John E. Arndt
                  Budd L. Beyer
                  Don E. Bower
                  Dudley P. Cooley
                  Frederick E. Crispin, Jr.
                  Jerome F. Fabian


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
___________________________________________________________

     The Board of Directors, which includes J. Gerald Bazewicz, Chief Executive Officer, functions as the Compensation Committee. For compensation paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer. For compensation paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, determines his compensation, as outlined above under "Base Salary".



                        PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return on the corporation's common stock during the period December 31, 1998, through and including
December 31, 2003, with

 *    the cumulative total return on the SNL Securities
      Corporate Performance Index <F1> for banks with less than $500 million in total assets in the Middle Atlantic area
      <F2>, and
 * the cumulative total return for all United States stocks traded on the NASDAQ Stock Market.

     The comparison assumes $100 was invested on December 31, 1998, in the corporation' common stock and in each of the indices below and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.


                          Proxy Statement              Page 21

(Performance Graph omitted)

(The following is a description of the performance graph in tabular format)

                    FIRST KEYSTONE CORPORATION
                     Total Return Performance


                                                Period Ending
                                         _____________________________
                                     12/31/98      12/31/99   12/31/00
                                     ________      ________   ________
First Keystone Corporation                 100.00        63.88           52.25
NASDAQ - Total US                          100.00       185.95          113.19
SNL <$500M Bank Index                      100.00        92.57           89.30


                                                Period Ending
                                         _____________________________
                                     12/31/01      12/31/02   12/31/03
                                     ________      ________   ________
First Keystone Corporation                  67.52        97.46          139.06
NASDAQ - Total US                           89.65        61.67           92.90
SNL <$500M Bank Index                      123.53       158.20          230.92
__________________

<F1>
SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

<F2>
The Middle Atlantic area comprises the states of Delaware, Pennsylvania, Maryland, New Jersey, New York, the District of
Columbia and Puerto Rico.



                  PRINCIPAL OFFICERS OF THE BANK

     The following table presents selected information as of March 9, 2004, about the principal officers of the bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:


Page 22                First Keystone Corporation


                                Office and Position                Held
   Name                            with the Bank                   Since
   ____                         ___________________               _____
Robert E. Bull                Chairman of the Board                1981

Robert J. Wise                Vice Chairman                        1996
                              of the Board

J. Gerald Bazewicz            President and CEO                    1987

John L. Coates                Secretary                            1995

David R. Saracino             Vice President,                      1983
                              Cashier and
                              Assistant Secretary

Leslie W. Bodle               Vice President and                   1985
                              Trust Officer

Timothy K. Kishbach           Vice President                       2001



                                   Bank           Number of        Age as of
                                  Employee       Shares Bene-        March 9,
   Name                           Since          ficially Owned       2004
   ____                           _____         _____________         ____
Robert E. Bull                  <F1>           162,716 <F2>         81

Robert J. Wise                  <F1>           155,861 <F2>         74

J. Gerald Bazewicz              1973            26,219 <F2>         55

John L. Coates                  <F1>             9,118 <F2>         67

David R. Saracino               1972            10,151 <F2>         59

Leslie W. Bodle                 1985             8,150 <F2>         56

Timothy K. Kishbach             1989             6,020 <F2>         38
____________________

<F1>
Messrs. Bull, Wise, and Coates are not employees of the bank.

<F2>
For information on specific nature of ownership, please refer to "Beneficial Ownership by Officers, Directors and Nominees".



                        LEGAL PROCEEDINGS

     In the opinion of the management of First Keystone Corporation and its banking subsidiary, there are no proceedings pending to which the corporation or its banking subsidiary is a party to, or which their property is subject, which, if determined adversely to the corporation or the bank, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiary. In addition, to the Board' knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material proceedings against First Keystone Corporation or its banking subsidiary.


       PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed J. H. Williams & Co., LLP, Certified Public Accountants, located at 270 Pierce Street, Kingston, Pennsylvania 18705, as the corporation's independent auditors for its 2004 fiscal year. The Board proposes that shareholders ratify this selection. J. H. Williams & Co., LLP, has advised the corporation that none of its members has any financial interest in the corporation. Ratification of J. H. Williams & Co., LLP, will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting by shareholders entitled to vote. J. H. Williams & Co., LLP served as the corporation's independent auditors for the 2003 fiscal year, assisted the corporation and the bank with preparation of their federal and state tax returns, and


                          Proxy Statement              Page 23
provided assistance in connection with regulatory matters, charging the bank for services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non-audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

     Representatives of J. H. Williams & Co., LLP, will attend the Annual Meeting of Shareholders, will have the opportunity to make a statement and are expected to be available to respond to any questions. In the event that the shareholders do not ratify the selection of J. H. Williams & Co, LLP, as the corporation's independent auditors for the 2004 fiscal year, another accounting firm may be chosen to provide independent audit services for the 2004 fiscal year.

     The Board of Directors recommends that the shareholders vote for the ratification of the selection of J. H. Williams & Co., LLP, as the independent auditors for the corporation for the year ending December 31, 2004.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, to file reports of ownership of the corporation's common stock and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of Section 16(a) forms received by it, or written representations from reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2003, through December 31, 2003, its officers, directors and reporting shareholders were in compliance with all filing requirements applicable to them.


                          ANNUAL REPORT

     A copy of the corporation's Annual Report for its fiscal year ended December 31, 2003, is enclosed with this Proxy
Statement. Additional copies of the Annual Report may be obtained by contacting J. Gerald Bazewicz, President, 111 West
Front Street, Berwick, Pennsylvania 18603, telephone: (570)
          752-3671. We furnish the Annual Report to shareholders for their information. It is not incorporated in this Proxy Statement.


                          OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, the persons named in the accompanying proxy intend to vote on the matters as they determine to be in the best interest of the corporation.


Page 24                First Keystone Corporation

               ELECTRONIC ACCESS TO PROXY MATERIALS
                     AND FINANCIAL STATEMENTS

     The corporation is subject to the information reporting requirements of the Securities Exchange Act of 1934 and must file periodic financial reports, proxy statements and other information with the SEC. You may obtain these documents, including the corporation's report on Form 10-K for its fiscal year ended December 31, 2003, which contains the corporation's audited financial statements, at the SEC's web site at http://www.sec.gov. You may also obtain a copy of the corporation's report on Form 10-K for its fiscal year ended December 31, 2003, without charge, by submitting a written request to David R. Saracino, Treasurer, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.


                          Proxy Statement              Page 25

                                                    Appendix A


                    FIRST KEYSTONE CORPORATION
                     AUDIT COMMITTEE CHARTER


MISSION STATEMENT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.
The Audit Committee's primary duties and responsibilities are to:

* Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, risk management and regulatory compliance.
* Monitor the independence and performance of the Company's independent auditors and internal auditing department.
* Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Audit Committee membership.


COMMITTEE COMPOSITION

The Audit Committee and its members shall meet all applicable requirements of the National Securities Exchange or National
Securities Association on which the corporation is listed, or shall have received an exemption therefrom.

The Audit Committee will consist of at least three and no more than six members of the Board of Directors. The Board nominating committee will appoint committee members and the committee chair.

Each committee member will be both independent and financially literate. The Audit Committee shall make every effort to have at least one member who shall be designated as the "financial expert," as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.


MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.


Page 26                First Keystone Corporation

ROLES AND RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statements
____________________

1. Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

     * Complex or unusual transactions and highly judgmental areas
     * Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles
     * The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company

2. Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3. Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

4. Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

5. Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

6.   Discuss earnings press releases (particularly use of "pro forma,"
               or "adjusted" non GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general
     (i.e., the types of information to be disclosed and the type of presentations to be made). The Audit Committee Chairman should discuss with the external auditors each release in advance.

Internal Control
________________

1. Consider the effectiveness of the Company's risk management program and internal control system, including information technology security and control.

2. Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.


                       Proxy Statement                 Page 27

Internal Audit
______________

1. Review with management and internal auditors the committee charter, audit schedule and approach, recommendation follow up matrix, staffing and organizational structure of the internal audit function.

2. Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

3. Review the effectiveness of the internal audit function, including the audit risk assessment and compliance with internal audit policy and procedures manual.

4. On a periodic basis, meet separately with internal audit to discuss any matters that the committee of internal audit believes should be discussed privately.

External Audit
______________

1. Review the external auditors' audit scope and approach, including coordination of audit effort with internal audit.

2. Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

     * At least annually, obtain and review a report by the independent auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.
     * Take into account the opinions of management and internal audit.
     * Review and evaluate the lead partner of the independent auditor.
     * Present its conclusions with respect to the external auditor to the Board.

3. Ensure the rotation of the lead audit partner and other audit partners is in accordance with the rules and regulations issued by the Securities and Exchange
     Commission.

4. Present its conclusions with respect to the independent auditor to the full Board.

5. Set clear hiring policies for employees or former employees of the independent auditors.

6. On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

7. Review and discuss with the independent accountants, as may be required by law or regulation:

     * All critical accounting policies and practices to be used;
     * All alternative treatments of financial information within GAAP that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and;
     * Other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.


Page 28                First Keystone Corporation

Compliance
__________

1. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

2.    Establish procedures for:

     * The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls or auditing matters; and
     * The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

3. Review the findings of any examinations by regulatory agencies, and any auditor observations.

4. Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

5. Obtain regular updates from management and Bank legal counsel regarding compliance matters.

Reporting Responsibilities
__________________________

1. Regularly report to the Board of Directors about committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, and Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the internal audit function.

2. Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

3. Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

4. Review any other reports the Company issues that relate to committee responsibilities.

Other Responsibilities
______________________

1. Discuss with management the Company's major policies with respect to risk assessment and risk management.

2. Perform other activities related to this charter as requested by the Board of Directors.

3.    Institute and oversee special investigations as needed.

4. Review and assess the adequacy of the committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

5. Confirm annually that all responsibilities outlined in this charter have been carried out.

6. Evaluate the committee's and individual members' performance at least annually.


                          Proxy Statement              Page 29

                    FIRST KEYSTONE CORPORATION

                              PROXY

   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2004
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints and William Selden, Jr. and Francis J. Radice, each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of First Keystone Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603 on Tuesday, April 20, 2004, at 10:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof as follows:

1.  PROPOSAL #1:  ELECTION OF CLASS B DIRECTORS TO SERVE FOR A
    THREE-YEAR TERM

     JOHN E. ARNDT       J. GERALD BAZEWICZ       ROBERT E. BULL

[  ]  FOR all nominees listed       [  ]  WITHHOLD AUTHORITY to
      above (except as marked             vote for all nominees
      to the contrary below)              listed above


 (INSTRUCTION:  IF YOU WISH TO WITHHOLD THE PROXIES'
 AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE FOR
 DIRECTOR LISTED ABOVE, WRITE THAT NOMINEE'S NAME ON THE
 SPACE PROVIDED BELOW.)

    _________________________________________________________


2.  PROPOSAL #2:  PROPOSAL TO RATIFY THE SELECTION OF J. H.
    WILLIAMS & CO., LLP  AS THE INDEPENDENT AUDITORS FOR THE
    CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2004.

[  ] FOR               [  ] AGAINST               [  ] ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.


     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES
LISTED ABOVE AND FOR PROPOSAL 2.


                               Dated: _________________, 2004

                               ______________________________

                               ______________________________

                               ______________________________
                               Signature(s)            (Seal)


THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.